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                                                                    Exhibit 23.3



                   CONSENT OF THOMPSON HINE & FLORY P.L.L.


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our opinion dated December 21, 1992 included as Exhibit 5(a) to Registration Statement No. 33-55976.

                                         /s/ Thompson Hine & Flory P.L.L.


                                         THOMPSON, HINE & FLORY P.L.L.


August 7, 1996